Nationwide Life Insurance Company
Nationwide Variable Account-15
Supplement dated April 17, 2025
to the following prospectus(es):
Nationwide Advisory Retirement Income AnnuitySM prospectus dated May 1, 2024
This supplement updates certain information contained in your prospectus. Please read and retain this supplement for future reference.
This Rate Sheet Supplement ("Supplement") should be read and retained with the prospectus for Nationwide Advisory Retirement Income AnnuitySM. This Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus. If you need another copy of the prospectus, please contact the Service Center at 1-866-667-0561.
Nationwide is issuing this Supplement to provide the current:
•
Lifetime Withdrawal Percentages, Roll-up Interest Rate, and Roll-up Crediting Period for the Nationwide Lifetime Income Rider Plus Core Advisory and Joint Option for the Nationwide Lifetime Income Rider Plus Core Advisory; and
•
Lifetime Withdrawal Percentages, Roll-up Interest Rate, and Roll-up Crediting Period for the Nationwide Lifetime Income Rider Plus Accelerated Advisory and Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated Advisory; and
•
Lifetime Withdrawal Percentages for the Pro 4SM option and Joint Option for the Pro 4 option.
The Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages provided below apply to applications signed on or after May 1, 2025.
It is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Supplement has no specified end date and can be superseded at any time. If Nationwide supersedes this Supplement with a new Rate Sheet Supplement, the new Rate Sheet Supplement will be filed a minimum of 10 business days prior to its effective date.
For the Nationwide Lifetime Income Rider Plus Core Advisory (and the Joint Option) and the Nationwide Lifetime Income Rider Plus Accelerated Advisory (and the Joint Option) only: If your application is signed on or after the date shown above, and a new Rate Sheet Supplement is filed with an effective date on or before the date the contract is issued, then based on the optional benefit elected the following will apply:
•
If the Roll-up Interest Rate increased, then the higher Roll-up Interest Rate in effect on the date the contract is issued will be applied to the contract.
•
If the applicable Lifetime Withdrawal Percentages increased, then the higher Lifetime Withdrawal Percentages in effect on the date the contract is issued will be applied to the contract.
•
However, if the Roll-up Interest Rate decreased, or any applicable Lifetime Withdrawal Percentages decreased, then the Roll-up Interest Rate and Lifetime Withdrawal Percentages in effect on the date the application is signed will be applied to the contract.
Note: The rate comparison process described above does not include consideration of any change in the Roll-up Crediting Period. Therefore, for example, if both the Roll-up Interest Rate increased and the applicable Lifetime Withdrawal Percentages increased, but the Roll-up Crediting Period decreased, then the higher Roll-up Interest Rate, higher Lifetime Withdrawal Percentages, and shorter Roll-up Crediting Period in effect on the date the contract is issued will be applied to the contract.
If your application was signed before the date shown above, please refer to your contract for the Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages that are applicable to your contract, or contact the Service Center.
All Rate Sheet Supplements are available by contacting the Service Center, and also are available at https://nationwide.onlineprospectus.net/nw/naria/index.php or onthe EDGAR system at www.sec.gov (file number: 333-227783).
PRO-0059-R16-0425

Nationwide Lifetime Income Rider Plus Core Advisory and Joint Option for the Nationwide Lifetime Income Rider Plus Core Advisory
Roll-up Interest Rate	Roll-up Crediting Period
8.00%	10 Years

Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Nationwide Lifetime Income Rider Plus Core Advisory's Lifetime Withdrawal Percentages*	Joint Option for the Nationwide Lifetime Income Rider Plus Core Advisory's Lifetime Withdrawal Percentages*
45 through 49	3.55%	3.20%
50 through 54	3.55%	3.20%
55 through 59	3.55%	3.20%
60 through 64	4.75%	4.35%
65 through 69	6.10%	5.70%
70 through 74	6.30%	5.90%
75 through 79	6.50%	6.10%
80 and older	6.65%	6.25%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 80.
Nationwide Lifetime Income Rider Plus Accelerated Advisory and Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated Advisory
Roll-up Interest Rate	Roll-up Crediting Period
8.00%	10 Years

	Nationwide Lifetime Income Rider Plus Accelerated Advisory's Lifetime Withdrawal Percentages*		Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated Advisory's Lifetime Withdrawal Percentages*
Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Contract Value Greater Than $0	Once Contract Value Reaches $0	Contract Value Greater Than $0	Once Contract Value Reaches $0
45 through 49	4.40%	3.00%	4.10%	3.00%
50 through 54	4.40%	3.00%	4.10%	3.00%
55 through 59	4.40%	3.00%	4.10%	3.00%
60 through 64	5.65%	3.00%	5.25%	3.00%
65 through 69	7.50%	4.50%	7.10%	4.25%
70 through 74	7.75%	4.50%	7.35%	4.25%
75 through 79	7.85%	4.50%	7.45%	4.25%
80 and older	7.95%	4.50%	7.55%	4.25%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 80.
PRO-0059-R16-0425

Pro 4 Option and Joint Option for the Pro 4 Option
Lifetime Withdrawal Percentages:
Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Pro 4 Option's Lifetime Withdrawal Percentages*	Joint Option for the Pro 4 Option's Lifetime Withdrawal Percentages*
59½ and older	4.00%	4.00%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal.
PRO-0059-R16-0425